UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2007

A.P. Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-16109	94-2875566
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

123 Saginaw Drive
Redwood City CA		94063
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (650) 366-2626

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02 Results of Operations and Financial Condition

On November 13, 2007, the Registrant issued a press release and filed a Form 8-K announcing its financial results for the third quarter ended September 30, 2007.  The November 13th press release and the corresponding 8-K contained inadvertent typographical errors.

On November 14, 2007, the Registrant issued a revised press release attached to this Form 8-K/A as Exhibit 99.1 announcing its financial results for the third quarter ended September 30, 2007.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.  Furthermore, the information in the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

This filing corrects typographical errors in the earlier Form 8-K filed with the Securities and Exchange Commission on November 13, 2007.

ITEM 9.01 Financial Statements and Exhibits.

(C) Exhibits

99.1 Press release dated November 14, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.P. Pharma, Inc.

Date: November14, 2007	/S/ Michael O’Connell
Michael O’Connell
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

99.1  Press release dated November 14, 2007